SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

            [ ] Preliminary Proxy Statement [_] Confidential, For Use
                             of the Commission Only
                       (As Permitted by Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [_] Definitive Additional Materials

        [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             TETON PETROLEUM COMPANY

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

                [_] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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                             TETON PETROLEUM COMPANY
                            1600 Broadway, Suite 2400
                           Denver, Colorado 80202-4921

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 27, 2004

                                                                Denver, Colorado
                                                               December 29, 2003

         A Special Meeting of Stockholders (the "Special Meeting") of Teton Petroleum Company, a Delaware corporation (the "Company"), will be held at 1600 Broadway, Suite 590, Denver, Colorado 80202 on January 27, 2004 at 9:00 AM (local time) for the following purposes:

1. To approve, pursuant to rules established by the American Stock Exchange, the issuance of the Company's preferred stock; and

2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

         The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on December 9, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

     o By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.
     o By telephone - call the toll-free telephone number on your proxy card to vote by phone.
     o Via Internet - visit the web site noted on your proxy card to vote via the Internet.

         You may attend the meeting and vote in person even if you have previously voted by proxy in one of three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                           By Order of the Board of Directors,

                                           /s/ H. Howard Cooper
                                               H. Howard Cooper, Chairman


                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

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                             TETON PETROLEUM COMPANY
                            1600 Broadway, Suite 2400
                           Denver, Colorado 80202-4921

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Teton Petroleum Company, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at 1600 Broadway, Suite 590, Denver, Colorado 80202 on January 27, 2004 at 9:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on December 9, 2003 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had issued and outstanding 8,584,068 shares of Common Stock.

         In accordance with the Company's bylaws, the presence of one third of the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions will be treated as shares that are present and entitled to vote but against any proposal submitted to stockholders. Executed proxies returned by a broker holding shares of the Company's Common Stock in street name which indicate that the broker does not have discretionary authority as to certain shares to vote on one or more matters ("broker non-votes") will be considered present but not entitled to vote on any proposal submitted to stockholders.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. An proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about December 29, 2003.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to approve the issuance of our Preferred Stock.

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
                           APPROVAL OF THE ISSUANCE OF
                                 PREFERRED STOCK

Series A Convertible Preferred Stock

         On October 23, 2003, the Company completed the first tranche of a private placement of Series A Convertible Preferred Stock. Under the first tranche of the private placement, the Company sold 1,735,154 shares of restricted Series A Convertible Preferred Stock and raised approximately $7,548,000. Approximately 1,243,762 shares of the Series A Convertible Preferred Stock which were sold in the first tranche of the private placement were sold at a discount to market value. This number represents 18.27% of our common stock outstanding at the time of the initial issuance.

         Under the second tranche of the private placement, which closed on November 11, 2003, the Company raised approximately $2,289,000. In the second tranche, the Company sold approximately 526,000 shares of Series A Convertible Preferred Stock at a price of $4.35. This number represents 7.73% of our common stock outstanding at the time of the initial issuance. In order to comply with
Section 713 of the American Stock Exchange Guide, the securities purchased in this tranche are NOT convertible into shares of common stock unless our shareholders approve this transaction.

         The private placement raised an aggregate of approximately $9,837,000. Both the first and second rounds of the private offering were placed with institutional and accredited private investors. The offering proceeds will be used for working capital in the Goloil license in Western Siberia and for general corporate purposes. The Series A Convertible Preferred shares carry an 8% dividend, payable quarterly and are convertible into common stock on a one for on basis. If converted within 60 days of the closing, the investors will be entitled to receive (i) dividends payable in common stock for one year, and (ii) 100,000 Class B Warrants for each $500,000, exercisable at $6.00 per share.

Series B Convertible Preferred Stock

         The Company has also entered into an agreement to sell approximately 114,942 shares of Series B Convertible Preferred Stock to one accredited private investor for a purchase price of approximately $500,000. This number represents 1.69% of our common stock outstanding at the time of the initial issuance. The Series B Convertible Preferred shares carry an 8% dividend payable quarterly. In order to comply with Section 713 of the American Stock Exchange Guide, the securities purchased in this tranche are NOT convertible into shares of common stock unless our shareholders approve this transaction.

Section 713 of the American Stock Exchange Guide

         Section 713 of the American Stock Exchange Guide requires that certain transactions be approved by the Company's shareholders. Specifically, shareholder approval is required under Section 713 for a transaction, other than a public offering, involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.

         Because the private placement of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock described in this proposal involves the potential issuance by the Company of securities convertible into common stock below market value that amounts to greater than 20% of its presently outstanding common stock, this proposal is subject to Section 713 and, therefore, requires your approval.

         In the event, we do not obtain shareholder approval then the securities purchased in the second tranche of Series A and Series B will remain a non-convertible preferred security that entitles its holders to receive 8% dividends and liquidation preferences.

         The American Stock Exchange has the authority to delist the securities of any issuer that fails to comply with its listing criteria, including the stockholder voting provisions of Section 713. Therefore, if we do not obtain your approval to issue the Company's Series A Convertible Preferred Stock and the Company's Series B Convertible Preferred Stock in excess of the limits of
Section 713, and we nonetheless issue such shares, the Company's common stock could be delisted from the American Stock Exchange. In the event Company's common stock is delisted from the American Stock Exchange, trading, if any, in the Company's common stock would thereafter be conducted in the over-the-counter market. As a result of such delisting, the market price of the Company's common stock could be adversely affected and an investor could find it more difficult to dispose, or to obtain accurate quotations as to the market value, of the common stock.

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
Accordingly our board of directors is requesting approval of the issuance of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal with respect to this proposal.

                          RECOMMENDATION OF THE BOARD:

            THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE
                        OF THE COMPANY'S PREFERRED STOCK.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following tables sets forth, as of December 9, 2003, the number of and percent of our common stock beneficially owned by (a) all directors and nominees, naming them, (b) our executive officers, (c) our directors and executive officers as a group, without naming them, and (d) persons or groups known by us to own beneficially 5% or more of our common stock:

         Name and Address                  Amount and Nature of         Percent
         of Beneficial Owner               Beneficial Ownership         of Class

         H. Howard Cooper                    1,216,667 (1)                15.5%
         1600 Broadway, Suite 2400
         Denver, Colorado 80202-4921

         James J. Woodcock                     608,334 (2)                 8.3%
         2404 Commerce Drive
         Midland, TX 79702

         Karl Arleth
         P.O. Box 23507
         0467 Lariat Loop
         Silverthorne, CO 80498                608,334 (3)                 8.3%

         Igor Effimoff
         13134 Hermitage Lane
         Houston, TX 77079                      89,815 (4)                 1.3%

         John Mahar
         7 West 73rd St.
         New York, NY 10023                     83,334 (5)                 1.2%

         Thomas F. Conroy
         3825 S. Colorado Blvd.
         Denver, CO 80110                       83,334 (6)                 1.2%

         Ilia Gurevich
         1804 South Ironton Street
         Aurora, CO 80012                       24,456 (7)                 0.4%

         All executive officers and
         Directors as a group (7 persons)   15,170,808                   35.82%

(1) Includes (i) 145,857 shares of common stock, (ii) 465,521 shares underlying warrants and (iii) 603,289 shares underlying warrants exercisable at $3.60 per share.

(2) Includes (i) 100,963 shares of common stock, (ii) 297,223 shares underlying warrants and (iii) 210,148 shares underlying warrants exercisable at $3.60 per share.

(3) Includes (i) 75,772 shares of common stock, (ii) 197,995 shares underlying warrants and (iii) 410,339 shares underlying warrants exercisable at $3.60 per share.

(4) Represents 89,815 shares underlying warrants exercisable at $3.60 per share.

(5) Represents 83,334 shares of underlying warrants exercisable at $3.60 per share.

(6) Includes (i) 15,972 shares of common stock, (ii) 38,704 shares underlying warrants and (iii) 28,658 shares underlying warrants exercisable at $3.60 per share.

(7) Represents 24,456 shares of underlying warrants exercisable at $3.60 per share.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         This proxy statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to Teton Petroleum Company, 1600 Broadway, Suite 2400, Denver, Colorado 80202-4921. In order to ensure timely delivery of the documents, such requests should be made by January 9, 2003.


         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                               Order of the Board of Directors,

                                               /s/ H. Howard Cooper
                                                   H. Howard Cooper, Chairman



Denver, Colorado
December 29, 2003

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
PROXY                                                                      PROXY
                             TETON PETROLEUM COMPANY

            PROXY FOR SPECIAL MEETING TO BE HELD ON JANUARY 27, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints H. Howard Cooper, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of Teton Petroleum Company (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on January 27, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Special Meeting of Stockholders of Teton Petroleum Company to be held at 1600 Broadway, Suite 590, Denver, Colorado 80202 on January 27, 2004 at 9:00 AM (local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

                                                          For  Against  Abstain
o      Proposal to approve, pursuant to rules             [_]    [_]      [_]
       established by the American Stock Exchange, the issuance of the Company's Preferred Stock

If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2003

Signature __________________________________________________________

Name (printed) _____________________________________________________

Title ______________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE
                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                             TETON PETROLEUM COMPANY

o You can now vote your shares electronically through the Internet or the telephone.
o    This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

     TO VOTE YOUR PROXY BY INTERNET
     www.

     Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

     TO VOTE YOUR PROXY BY MAIL

     Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

     TO VOTE YOUR PROXY BY PHONE
     1-800-

     Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

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